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                                                                    Exhibit 32.2

                                  Harmonic Inc.
                  Certification of Principal Financial Officer
            Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

As of the date hereof, I, Robin N. Dickson, Chief Financial Officer of Harmonic Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of the Company on Form 10-Q for the fiscal quarter ended September 26, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

Date: November 7, 2003

                                                  /s/ Robin N. Dickson
                                                  ------------------------------
                                                  Robin N. Dickson
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)